UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported) November 12, 2012

                        Commission File Number 001-33933


                            COMMUNITY ALLIANCE, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                                               42-1663174
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

     43 Lagunita, Laguna Beach, CA                                 92651
(Address of principal executive offices)                         (Zip Code)

                                  949-322-9023
              (Registrant's telephone number, including area code)

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATORY  ARRANGEMENTS  OF
            CERTAIN OFFICERS

     Effective November 12, 2012, the Board accepted the resignation of Neal Kohlhaas as the Company's Chief Executive Officer, Secretary and Treasurer, and appointed Mr. Bill Kotlar as the Company's Chief Executive Officer, Secretary and Treasurer.

     Mr. Kotlar was born in Glendale, California in, 1944. He graduated from California State College, Fullerton in 1967 with a Bachelor's degree in History.

     After five years working for Bank of America he became comptroller of a mobile/modular home manufacturer in Ontario, California.

     Six years later he sold his shares in the company and took a year off prior to re-joining the industry in the lumber supply business. However, during that year he founded an antique business, which he operated for 30 years before selling it in 2008. Since the sale of his antique business in 2008 Mr. Kotlar has been retired.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 19, 2012

COMMUNITY ALLIANCE, INC.


By: /s/ Bill Kotlar
    -------------------------------
Name:  Bill Kotlar
Title: President

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